Financial Instruments and Risk Management - Schedule of Financial Assets in Respect of Which the Company is Exposed to Credit Risks (Details) - ILS (₪) ₪ in Thousands	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Schedule of Financial Assets in Respect of Which the Company is Exposed to Credit Risks [Abstract]
Cash and cash equivalents	₪ 13,298	₪ 17,112	₪ 19,240	₪ 8,683
Restricted deposits	216	211
Other current assets	225	855
Trade receivables, net	2,425	2,105
Total	₪ 16,164	₪ 20,283